CONSENT OF CROUCH, BIERWOLF & CHISHOLM
INDEPENDENT AUDITORS

     We hereby consent to the use of our report dated
     February 18, 2000, with respect to the consolidated financial statements included in the filing of the Registration Statement (form SB-2) of Worldwide
     Wireless Networks, Inc. (formerly Pacific Link
     Internet, Inc.) for the fiscal years ended
     December 31, 1999 and 1998.


                    Crouch, Bierwolf & Chisholm

           By: /s/  Todd D. Chisholm
                    ----------------
                    Todd D. Chisholm


Salt Lake City, Utah
December 15, 2000